EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 9 to Registration Statement File
No. 811-09049 on Form N-1A of Mercury Master Trust of our report dated January 18, 2001 of Mercury Master Global Balanced Portfolio appearing in the November 30, 2000 Annual Report of Mercury Global Balanced Fund.

We also consent to the incorporation by reference in this Registration Statement of our report dated
November 21, 2000 of Mercury Master Select Growth Portfolio appearing in the September 30, 2000 Annual Report of Mercury Select Growth Fund.

We further consent to the incorporation by reference in this Registration Statement of our reports dated July 6, 2000, July 13, 2000, July 14, 2000, July 17, 2000 and July 17, 2000 of Mercury Master U.S. Large Cap Portfolio, Mercury Master U.S. Small Cap Growth Portfolio, Mercury Master International Portfolio, Mercury Master Pan-European Growth Portfolio, and Mercury Master Gold and Mining Portfolio, respectively, appearing in the May 31, 2000 Annual Reports of Mercury U.S. Large Cap Fund, Mercury U.S. Small Cap Growth Fund, Mercury International Fund, Mercury Pan-European Growth Fund, and Mercury Gold and Mining Fund, respectively.

/s/ Deloitte & Touche LLP

Princeton, New Jersey March 14, 2001